UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 21, 2022

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013 001-04471	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(203) 849-5216
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 21, 2022, the Boards of Directors (collectively, the “Board”) of Xerox Holdings Corporation and Xerox Corporation (collectively, the “Company”) appointed Philip Giordano to serve as a Director of the Company, effective immediately. Mr. Giordano will serve as a Director until the Company’s 2023 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
Mr. Giordano, 41, has served as the Founder and Chief Investment Officer of Livello Capital Management, a registered investment advisor, since 2018. He previously held senior positions at Goldman Sachs from 2015 to 2018 and Deutsche Bank from 2004 to 2015, where he invested across sectors and capital structures following a rigorous and disciplined investment process. Mr. Giordano began his career as an analyst at Citigroup in the investment banking division after graduating from New York University with a B.S. in Finance and Accounting.
Mr. Giordano brings to the Board broad experience in investing and finance as well as demonstrated company leadership.
The Board affirmatively determined that Mr. Giordano has no material relationship with the Company and is an independent director as defined in the rules promulgated by The Nasdaq Stock Market LLC with respect to corporate governance matters. As of the date hereof, there are no transactions between Mr. Giordano and the Company that would be reportable under Item 404(a) of Regulation
S-K.
There is also no arrangement or understanding between Mr. Giordano and the Company pursuant to which Mr. Giordano was selected as a Director.
In connection with his appointment as a Director of the Company, Mr. Giordano has been appointed to serve as a member of the Finance Committee and the Technology Committee of the Board.
Mr. Giordano will receive the standard Director compensation provided by the Company to its non-employee
Directors as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2022
(pro-rated
to reflect the period of actual service).

Item 7.01	Regulation FD Disclosure.
On July 27, 2022, the Company issued a press release announcing the appointment of Mr. Giordano to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K.
The foregoing information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure” of Form
8-K.
Such information, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Xerox press release regarding appointment of Philip Giordano as a Director.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: July 27, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: July 27, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary